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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 23, 1998

                        COMMISSION FILE NUMBER 1-6828

                          STARWOOD HOTELS & RESORTS
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-0901263
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD., SUITE 410
                           PHOENIX, ARIZONA  85016
                   (Address of principal executive offices,
                             including zip code)

                                (602) 852-3900
             (Registrant's telephone number, including area code)

                            Starwood Lodging Trust
        (Former name or former address, if changed since last report)

                       COMMISSION FILE NUMBER:  1-7959

                  STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-1193298
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD, SUITE 400
                           PHOENIX, ARIZONA  85016
                       (Address of principal executive
                         offices, including zip code)

                                (602) 852-3900
            (Registrant's telephone number,  including area code)

                   Starwood Lodging Corporation
        (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On February 23, 1998, Starwood Hotels & Resorts (formerly Starwood Hotels & Resorts Trust or Starwood Lodging Trust), a Maryland real estate investment trust (the "Trust"), and Starwood Hotels & Resorts Worldwide, Inc. (formerly Starwood Lodging Corporation), a Maryland corporation (the "Corporation" and, together with the Trust, "Starwood Hotels"), completed the acquisition of ITT Corporation, a Nevada corporation ("ITT"), in accordance with the Amended and Restated Agreement and Plan of Merger dated as of November 12, 1997 (the "Merger Agreement") among the Corporation, Chess Acquisition Corp., a Nevada corporation and a subsidiary of the Corporation ("Merger Sub"), the Trust and ITT.

        Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into ITT (the "Merger"), whereupon the separate corporate existence of Merger Sub ceased and ITT continued as the surviving corporation. As a result of the Merger, ITT was owned jointly by the Trust and the Corporation. Immediately after the effective time of the Merger, the Corporation purchased all the common stock, no par value, of ITT ("ITT Common Stock") owned by the Trust for a combination of cash and notes. After such purchase, ITT became a wholly owned subsidiary of the Corporation.

        Under the terms of the Merger Agreement, each outstanding share of ITT Common Stock, together with the associated right to purchase shares of Series A Participating Cumulative Preferred Stock of ITT (the "Rights" and, together with the ITT Common Stock, "ITT Shares"), other than those that were converted into cash pursuant to a cash election by the holder (and other than ITT Shares owned directly or indirectly by ITT or Starwood Hotels, which shares were cancelled), was converted into 1.543 "Paired Shares" of Starwood Hotels, each such Paired Share consisting of one share of common stock, par value $.01 per share, of the Corporation and one share of beneficial interest, par value $.01 per share, of the Trust. Pursuant to cash election procedures, 35,195,664 ITT Shares, representing approximately 30% of the outstanding ITT Shares, were converted into $85 in cash per share. In addition, each ITT Share was converted into additional cash consideration in the amount of $.37493151, which amount represents the interest that would have accrued (without compounding) on $85 at an annual rate of 7% during the period from and including January 31, 1998 to but excluding the date of the closing (February 23, 1998). The aggregate value of the acquisition of ITT in cash, Paired Shares and assumed debt was approximately $14.6 billion.





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        Starwood Hotels borrowed the cash portion of the consideration under a
$3.1 billion credit facility co-administered by Bankers Trust Company and The Chase Manhattan Bank and co-syndicated by Lehman Commercial Paper Inc. and Bank of Montreal and a $2.5 billion senior secured increasing rate note facility arranged by Lehman Commercial Paper Inc., co-syndicated by BT Alex. Brown Incorporated and Chase Securities, Inc. and for which NationsBank, N.A. serves as documentation agent. In addition, as a source of cash to fund the exercise of previously outstanding stock appreciation rights by certain ITT executives, Starwood Hotels entered into a $250 million private placement of approximately
4.6 million Paired Shares with Lehman Brothers Inc., Merrill Lynch & Co. and NationsBank Montgomery Securities. Separately, Starwood Hotels entered into related agreements with the purchasers or their affiliates which provide that during the one-year term, Starwood Hotels has the right at any time to deliver or receive Paired Shares in settlement of the agreement, based on the market price of the Paired Shares at the time of the election.

        The other information required by this item has been previously reported by Starwood Hotels and is included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of Starwood Hotels' Registration Statement on Form S-4 (Registration Nos. 333-39409 and 333-39409-01).

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Businesses Acquired.

        The ITT financial statements required by this item have been previously reported by ITT and are included or incorporated by reference in the Proxy Statement/Prospectus.

        (b)  Pro Forma Financial Information.

        The pro forma financial statements required by this item have been previously reported in Starwood Hotels' Joint




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Current Report on Form 8-K dated November 12, 1997, as amended by Amendment No.
1 thereto filed on December 18, 1997 and Amendment No. 2 thereto filed on January 7, 1998.

        (c)  Exhibits.

        2.1 Amended and Restated Agreement and Plan of Merger dated as of November 12, 1997 among Starwood Hotels & Resorts Worldwide, Inc., Chess Acquisition Corp., Starwood Hotels & Resorts and ITT Corporation (incorporated by reference to Exhibit 2.1 to Starwood Hotels' Joint Current Report on Form 8-K dated November 13, 1997).


        10.1 Credit Agreement dated as of February 23, 1998 (the "Credit Agreement") among Starwood Hotels & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., Chess Acquisition Corp. (and ITT Corporation as its successor by merger), certain additional borrowers, various lenders, Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents.

        10.2 First Amendment dated as of March 3, 1998 among Starwood Hotels
             & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., ITT Corporation, the lenders party to the Credit Agreement, Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents, and the new lenders.

        10.3 Senior Secured Increasing Rate Note Agreement dated as of February 23, 1998 by and among Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, the Guarantors named therein and the Lenders named therein.




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


STARWOOD HOTELS & RESORTS            STARWOOD HOTELS & RESORTS WORLDWIDE, INC.


By: /s/ Ronald C. Brown              By: /s/ Alan M. Schnaid
   --------------------------           ---------------------------------------
        Ronald C. Brown                             Alan M. Schnaid
   Senior Vice President and            Vice President and Corporate Controller
    Chief Financial Officer                   Principal Accounting Officer



Date:  March 10, 1998